FIRST INDUSTRIAL, L.P.

                                     Issuer

                                       to

                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee




                          Supplemental Indenture No. 7

                           Dated as of April 15, 2002




                                  $200,000,000
                                       of
                          6.875% Senior Notes due 2012

                                       and

                                   $50,000,000
                                       of
                          7.750% Senior Notes due 2032

     SUPPLEMENTAL INDENTURE NO. 7, dated as of April 15, 2002 (the "Supplemental Indenture"), between FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the "Operating Partnership"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                      RECITALS OF THE OPERATING PARTNERSHIP

     The Operating Partnership has heretofore delivered to the Trustee an Indenture dated as of May 13, 1997 (the "Indenture"), which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as an exhibit to the quarterly report on Form 10-Q of First Industrial Realty Trust, Inc. for the fiscal quarter ended March 31, 1997, as amended by Form 10-Q/A No. 1 of the Company filed May 30, 1997, File No. 1-13102, providing for the issuance from time to time of Debt Securities of the Operating Partnership (the "Securities").

     Section 301 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

     Section 901(7) of the Indenture provides for the Operating Partnership and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Indenture.

     All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

             NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE I

                       RELATION TO INDENTURE: DEFINITIONS

     Section I.1. Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

     Section I.2. Definitions For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

     (a) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and

     (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

     "Acquired Indebtedness" means Indebtedness of a Person

(i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

     "Annual Service Charge" for any period means the aggregate interest expense for such period in respect of, and the amortization during such period of any original issue discount of, Indebtedness of the Operating Partnership and its Subsidiaries and the amount of dividends which are payable during such period in respect of any Disqualified Stock.

     "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banks in New York City or in Chicago are authorized or required by law, regulation or executive order to close.

     "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

     "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Operating Partnership and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest on Indebtedness of the Operating Partnership and its Subsidiaries, (ii) provision for taxes of the Operating Partnership and its Subsidiaries based on income, (iii) amortization of debt discount, (iv) provisions for gains and losses on properties and property depreciation and amortization, (v) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for such period, (vi) amortization of deferred charges and (vii) interest income related to investments irrevocably deposited with an agent of the Operating Partnership or any of its Subsidiaries, as the case may be, for the purpose of defeasing any indebtedness or any other obligation (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 180 East 5th Street, St. Paul, Minnesota 55101 and, for purposes of the Place of Payment provisions of Sections 305 and 1002 of the Indenture, is located at 100 Wall Street, Suite 2000, New York, New York 10005.

     "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the maturity price or redemption price of which may, at the option of such Person, be paid in Capital Stock which is not Disqualified Stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of such Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Notes.

     "Earnings from Operations" for any period means net income excluding gains and losses on sales of investments, extraordinary items and property valuation losses, net as reflected in the financial statements of the Operating Partnership and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (except that for purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP).

     "Encumbrance" means any mortgage, lien, charge, pledge, encumbrance or security interest of any kind; provided, however, that the term "Encumbrance" shall not include any mortgage, lien, charge, pledge or security interest securing any indebtedness or any other obligation which has been defeased (whether a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

     "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

     "Indebtedness" of the Operating Partnership or any of its Subsidiaries means any indebtedness of the Operating Partnership or any of its Subsidiaries, whether or not contingent, in respect of (a) borrowed money or evidenced by bonds, notes, debentures or similar instruments whether or not such indebtedness is secured by any Encumbrance existing on property owned by the Operating Partnership or any of its Subsidiaries, (b) indebtedness for borrowed money of a Person other than the Operating Partnership or a Subsidiary of the Operating Partnership which is secured by any Encumbrance existing on property owned by the Operating Partnership or any of its Subsidiaries, to the extent of the lesser of (x) the amount of indebtedness so secured and (y) the fair market value of the property subject to such Encumbrance, (c) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, and all conditional sale obligations or obligations under any title retention agreement, (d) the principal amount of all obligations of the Operating Partnership or any of its Subsidiaries with respect to redemption, repayment or other repurchase of any Disqualified Stock, (e) any lease of property by the Operating Partnership or any of its Subsidiaries as lessee which is reflected on the Operating Partnership's consolidated balance sheet determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP) as a capitalized lease, or (f) interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements to the extent, in the case of items of indebtedness set forth above, that any such items (other than letters of credit) would appear as a liability on the Operating Partnership's consolidated balance sheet determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under
GAAP), and also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any of its Subsidiaries to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Operating Partnership or any of its Subsidiaries) (it being understood that Indebtedness shall be deemed to be incurred by the Operating Partnership or any of its Subsidiaries whenever the Operating Partnership or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof); provided; however, that the term "Indebtedness" shall not include any indebtedness or any other obligation which has been defeased (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Indenture" has the meaning specified in the recitals hereof.

     "Make-Whole Amount" means, in connection with any optional redemption of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given) from the date on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of the Notes being redeemed.

     "Notes" has the meaning specified in Section 2.1 hereof.

     "Reinvestment Rate" means 0.25% (twenty-five one hundredths of one percent) as to the 6.875% Senior Notes due 2012 and 0.30% (thirty one hundredths of one percent) as to the 7.750% Senior Notes due 2032 plus in each case the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For such purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Operating Partnership.

     "Securities" has the meaning specified in the recitals hereof.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination of the Make-Whole Amount, then such other reasonably comparable index which shall be designated by the Operating Partnership.

     "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

     "Supplemental Indenture" has the meaning specified in the introductory paragraph hereof.

     "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Operating Partnership and its Subsidiaries determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP), but excluding accounts receivable and intangibles; provided, however, that the term "Total Assets" shall not include any assets which have been deposited in trust to defease any indebtedness or any other obligation (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Operating Partnership and its Subsidiaries not subject to an Encumbrance for borrowed money, determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP), but excluding accounts receivable and intangibles; provided, however, that the term "Total Unencumbered Assets" shall not include any assets which have been deposited in trust to defease any indebtedness or any other obligation (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Trustee" has the meaning set forth in the introductory paragraph hereof.

     "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Operating Partnership and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP).

     "Unsecured Indebtedness" means Indebtedness which is not secured by any Encumbrance upon any of the properties of the Operating Partnership or any of its Subsidiaries.

                                   ARTICLE II

                               THE SERIES OF NOTES

     Section II.1. Title of the Notes. There shall be a series of Securities designated the "6.875% Senior Notes due 2012" and a separate series of Securities designated the "7.750% Senior Notes due 2032" (collectively, the "Notes").

     Section II.2. Limitation on Aggregate Principal Amount. The 6.875% Senior Notes due 2012 initially will be limited to an aggregate principal amount of $200,000,000 and the 7.750% Senior Notes due 2032 initially will be limited to an aggregate principal amount of $50,000,000.

     Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Operating Partnership or authentication or delivery by the Trustee of Notes under the circumstances contemplated by Sections 303, 304, 305, 306, 906, 1107 and 1305 of the Indenture.

     Section II.3. Interest and Interest Rates; Maturity Date of Notes. The 6.875% Senior Notes due 2012 will bear interest at 6.875% per annum and will mature on April 15, 2012. The 7.750% Senior Notes due 2032 will bear interest at 7.750% per annum and will mature on April 15, 2032. The Notes will bear interest from April 15, 2002 or from the immediately preceding Interest Payment Date to which interest has been paid, payable semi-annually in arrears on April 15 and October 15 of each year, commencing October 15, 2002 (each, an "Interest Payment Date"), and, if not otherwise an Interest Payment Date, at the Stated Maturity, to the Persons in whose name the applicable Notes are registered in the Security Register at the close of business on the preceding March 31 or September 30 (whether or not a Business Day), as the case may be (each, a "Regular Record Date"). Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with the Indenture.

     If any Interest Payment Date or Stated Maturity falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

     Section II.4. Limitations on Incurrence of Indebtedness.

     (a) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur any Indebtedness, other than intercompany Indebtedness (representing Indebtedness to which the only parties are the Operating Partnership and any of its Subsidiaries (but only so long as such Indebtedness is held solely by any of the Operating Partnership and any of its Subsidiaries)), if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP (except that for purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP) is greater than 60% of the sum of (without duplication) (i) the Total Assets as of the end of the calendar quarter covered in the Operating Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Operating Partnership or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

     (b) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur Indebtedness secured by any Encumbrance upon any of the property of the Operating Partnership or any of its Subsidiaries if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP) which is secured by any Encumbrance on property of the Operating Partnership or any of its Subsidiaries is greater than 40% of the sum of (without duplication) (i) the Total Assets as of the end of the calendar quarter covered in the Operating Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Operating Partnership or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

     (c) The Operating Partnership and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under
GAAP).

     (d) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5:1, on a pro forma basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Operating Partnership and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period; (ii) the repayment or retirement of any other Indebtedness by the Operating Partnership and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation; and (iv) in the case of any acquisition or disposition by the Operating Partnership or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

     (e) For purposes of this Section 2.4, Indebtedness shall be deemed to be "incurred" by the Operating Partnership or a Subsidiary of the Operating Partnership whenever the Operating Partnership or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

     Section II.5. Optional Redemption. No sinking fund shall be provided for the Notes. The Notes may be redeemed at any time at the option of the Operating Partnership, in whole or in part (equal to $1,000 or an integral multiple thereof), at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.

     If notice of redemption has been given as provided in the Indenture and funds for the redemption of any Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the Notes from and after the Redemption Date will be to receive payment of the Redemption

Price upon surrender of such Notes in accordance with such notice.

     Section II.6. Places of Payment. The Places of Payment where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Operating Partnership in respect of the Notes and the Indenture may be served shall be in (i) the Borough of Manhattan, The City of New York, New York, and the office or agency for such purpose shall initially be located at U.S. Bank National Association, 100 Wall Street, Suite 2000, New York, New York 10005 and (ii) the City of St. Paul, Minnesota and the office or agency for such purpose shall initially be located at U.S. Bank National Association, 180 East 5th Street, St. Paul, Minnesota 55101.

     Section II.7. Method of Payment. Payment of the principal of and interest on the Notes not represented by a Global Security will be made at the Corporate Trust Office maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Operating Partnership, payments of interest on the Notes may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto located within the United States.

     Section II.8. Currency. Principal and interest on the Notes shall be payable in United States Dollars or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Section II.9. Registered Securities; Global. The Notes shall be issuable and transferable in fully registered form as Registered Securities, without coupons. The 6.875% Senior Notes due 2012 and the 7.750% Senior Notes due 2032 shall each be issued in the form of one Global Security. The depository for the Notes shall be The Depository Trust Company ("DTC"). The Notes shall not be issuable in definitive form except as provided in Section 305 of the Indenture.

     Section II.10. Form of Notes. The 6.875% Senior Notes due 2012 and the 7.750% Senior Notes due 2032 shall be substantially in the form attached as Exhibits A and B hereto, respectively.

     Section II.11. Registrar and Paying Agent. The Trustee shall initially serve as Registrar and Paying Agent for the Notes.

     Section II.12. Defeasance. The provisions of Sections 1402 and 1403 of the Indenture, together with the other provisions of Article Fourteen of the Indenture, shall be applicable to the Notes. The provisions of Section 1403 of the Indenture shall apply to the covenants set forth in Sections 2.4 and 2.13 of this Supplemental Indenture and to those covenants specified in Section 1403 of the Indenture.

     Section II.13. Provision of Financial Information. Whether or not the Operating Partnership is subject to Section 13 or 15(d) of the Exchange Act, the Operating Partnership will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Operating Partnership would have been required to file with the Commission pursuant to such Section 13 or 15(d) if the Operating Partnership were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Operating Partnership would have been required so to file such documents if the Operating Partnership were so subject.

     The Operating Partnership will also in any event (x) within 15 days of each Required Filing Date if the Operating Partnership is not then subject to Section 13 or 15(d) of the Exchange Act, (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which the Operating Partnership would have been required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act if the Operating Partnership were subject to such Sections, and (ii) file with the Trustee copies of annual reports, quarterly reports and other documents that the Operating Partnership would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Operating Partnership were subject to such Sections and (y) if filing such documents by the Operating Partnership with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

     Section II.14. Waiver of Certain Covenants. Notwithstanding the provisions of Section 1009 of the Indenture, the Operating Partnership may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, of the Indenture, with Sections 2.4 and 2.13 of this Supplemental Indenture and with any other term, provision or condition with respect to the Notes (except any such term, provision or condition which could not be amended without the consent of all Holders of the Notes, as applicable), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Notes, as applicable, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition. Except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Operating Partnership and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     Section II.15. Other Terms and Conditions. The 6.875% Senior Notes due 2012 and the 7.750% Senior Notes due 2032 shall have such other terms and conditions as provided in the forms thereof attached as Exhibits A and B hereto, respectively.

     Section II.16. Further Issues. The Operating Partnership may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the Notes in all respects, except for issue date, issue price and the first payment of interest thereon. Additional Notes issued in this manner will be consolidated with and will form a single series with the previously outstanding Notes. Notice of any such issuance will be given to the Trustee and a new supplemental indenture will be executed in connection with the issuance of such securities.

     Section II.17. Authorized Signatories. For purposes of this Seventh Supplemental Indenture, the first sentence of Section 303 of the Indenture is replaced in its entirety with the following: "The Securities and any coupons appertaining thereto shall be executed on behalf of the Issuer by the General Partner by its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries."

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

     Section III.1. Ratification of Indenture. Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

     Section III.2. Governing Law. This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

     Section III.3. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.


                      FIRST INDUSTRIAL, L.P.


                      First Industrial Realty Trust, Inc., its general partner



                      By:       /s/    Michael J. Havala
                            ---------------------------------------------------
                            Name:  Michael J. Havala
                            Title:    Chief Financial Officer & Secretary


                      U.S. BANK NATIONAL ASSOCIATION, as Trustee



                      By:       /s/    Lori Anne Rosenberg
                            ---------------------------------------------------
                            Name:  Lori Anne Rosenberg
                            Title:    Assistant Vice President

                                             Exhibit A to Supplemental Indenture


Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York, to the Operating Partnership (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO. or in such other name as is requested by an authorized representative of DTC, any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this certificate is exchanged in whole or in part for notes in certificated form, this certificate may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor. This Security is a Global Security within the meaning set forth in the Indenture hereinafter referred to and is registered in the name of DTC or a nominee of DTC. This Security is exchangeable for Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by DTC to a nominee of DTC or another nominee of DTC or by DTC or its nominee to a successor Depository or its nominee.

Registered No. 1                                              PRINCIPAL AMOUNT
CUSIP No.: 32055RAH0                                          $200,000,000

                                 GLOBAL SECURITY
                             FIRST INDUSTRIAL, L.P.

                           6.875% SENIOR NOTE DUE 2012

FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Operating Partnership," which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of 200,000,000 DOLLARS on April 15, 2012 and to pay interest on the outstanding principal amount thereon from April 15, 2002, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2002, at the rate of 6.875% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest which shall be the March 31 or September 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of principal, Make-Whole Amount, if any, and interest in respect of this Global Security will be made by the Operating Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, FIRST INDUSTRIAL, L.P. has caused this instrument to be duly executed under its corporate seal.

Dated:  April 15, 2002

                           FIRST INDUSTRIAL, L.P.


                           First Industrial Realty Trust, Inc., its general Partner



                           By:
                               -------------------------------------------------
                               Name:
                               Title:


[Seal]


Attest:


__________________________________
Assistant Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:


This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                U.S. BANK NATIONAL ASSOCIATION, as Trustee



                            By:
                                ------------------------------------------------
                                Authorized Signatory

                               REVERSE OF SECURITY


Securities of this series are one of a duly authorized issue of securities of the Operating Partnership (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 13, 1997, as supplemented by Supplemental Indenture No. 7, dated as of April 15, 2002 (as so supplemented, herein called the "Indenture"), between the Operating Partnership and U.S. Bank National Association (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $200,000,000.

Securities of this series may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Operating Partnership on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Operating Partnership, in each case, upon compliance by the Operating Partnership with certain conditions set forth in the Indenture, which provisions apply to this Security.

If an Event of Default with respect to the Securities shall occur and be continuing, the principal amount of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of the principal of, and Make-Whole Amount, if any, and interest on the Securities on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Operating Partnership in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or interest in respect of this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Operating Partnership or the General Partner or of any successor, either directly or through the Operating Partnership or the General Partner or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Operating Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
[                      ]........................................................
(Please Print or Typewrite Name and Address including Zip Code of Assignee)


.................................................................................
the within Security of First Industrial, L.P. and hereby does irrevocably constitute and appoint


........................................................................Attorney
to transfer said Security on the books of First Industrial, L.P. with full power of substitution in the premises.


Dated:




NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

                                             Exhibit B to Supplemental Indenture


Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York, to the Operating Partnership (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO. or in such other name as is requested by an authorized representative of DTC, any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this certificate is exchanged in whole or in part for notes in certificated form, this certificate may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor. This Security is a Global Security within the meaning set forth in the Indenture hereinafter referred to and is registered in the name of DTC or a nominee of DTC. This Security is exchangeable for Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by DTC to a nominee of DTC or another nominee of DTC or by DTC or its nominee to a successor Depository or its nominee.

Registered No. 1                                            PRINCIPAL AMOUNT
CUSIP No.: 32055RAJ6                                        $50,000,000

                                 GLOBAL SECURITY
                             FIRST INDUSTRIAL, L.P.

                           7.750% SENIOR NOTE DUE 2032

FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Operating Partnership," which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of 50,000,000 DOLLARS on April 15, 2032 and to pay interest on the outstanding principal amount thereon from April 15, 2002, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2002, at the rate of 7.750% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest which shall be the March 31 or September 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of principal, Make-Whole Amount, if any, and interest in respect of this Global Security will be made by the Operating Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, FIRST INDUSTRIAL, L.P. has caused this instrument to be duly executed under its corporate seal.

Dated:  April 15, 2002

                          FIRST INDUSTRIAL, L.P.


                          First Industrial Realty Trust, Inc.,  its general
                          Partner



                          By:
                              --------------------------------------------------
                              Name:
                              Title:


[Seal]


Attest:


___________________________________
Assistant Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:


This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              U.S. BANK NATIONAL ASSOCIATION, as Trustee



                              By:
                                  ----------------------------------------------
                                  Authorized Signatory

                               REVERSE OF SECURITY


Securities of this series are one of a duly authorized issue of securities of the Operating Partnership (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 13, 1997, as supplemented by Supplemental Indenture No. 7, dated as of April 15, 2002 (as so supplemented, herein called the "Indenture"), between the Operating Partnership and U.S. Bank National Association (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Securities and of the terms upon which the Securities are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $50,000,000.

Securities of this series may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Operating Partnership on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Operating Partnership, in each case, upon compliance by the Operating Partnership with certain conditions set forth in the Indenture, which provisions apply to this Security.

If an Event of Default with respect to the Securities shall occur and be continuing, the principal amount of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of the principal of, and Make-Whole Amount, if any, and interest on the Securities on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Operating Partnership in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or interest in respect of this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Operating Partnership or the General Partner or of any successor, either directly or through the Operating Partnership or the General Partner or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Operating Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
[                      ]........................................................
(Please Print or Typewrite Name and Address including Zip Code of Assignee)


.................................................................................
the within Security of First Industrial, L.P. and hereby does irrevocably constitute and appoint


........................................................................Attorney
to transfer said Security on the books of First Industrial, L.P. with full power of substitution in the premises.


Dated:




NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.